UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of the earliest event reported): September 13, 2004

                        National Technical Systems, Inc.
             (Exact name of registrant as specified in its charter)

          California                      0-16438                95-4134955
 (State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

                       24007 Ventura Boulevard, Suite 200
                           Calabasas, California 91302
               (Address of principal executive offices) (Zip Code)

                                 (818) 591-0776
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

      On September 13, 2004, National Technical Systems, Inc. issued a press release announcing its financial results for the three months and six months ended July 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by this reference.

      The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits.

      Exhibit
       Number                  Description of Exhibit
       ------                  ----------------------
       99.1           Press Release dated September 13, 2004


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 15, 2004                       NATIONAL TECHNICAL SYSTEMS, INC.


                                             /s/ Lloyd Blonder
                                             -------------------------
                                             Lloyd Blonder
                                             Senior Vice President and
                                             Chief Financial Officer


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